Refund liabilities	6 Months Ended
Jun. 30, 2026
Refund Liabilities [Abstract]
Refund liabilities

Note 18	Refund liabilities
A refund liability has to be recognized when the customer already provided a consideration which is expected to be refunded partially or totally. It is measured at the amount the Company has an obligation to repay or amounts which did not meet the criteria for revenue recognition in the past, but there are no remaining goods and services to be provided in the future.

Development of refund liabilities during the period is presented below:

in € thousand	June 30, 2026	December 31, 2025
BALANCE AS AT JANUARY 1	17,498	26,141
Additions	971	4,649
Other releases	(669)	(1,117)
Revenue recognition	(242)	(9,985)
Interest expense capitalized	99	193
Exchange rate difference	217	(2,383)
BALANCE AS AT CLOSING DATE	17,874	17,498
Less non-current portion	(6,783)	(6,684)
CURRENT PORTION	11,091	10,814
As at June 30, 2026, out of the total of €17.9 million, an amount of €9.7 million - all current - (December 31, 2025: €9.0 million) is connected to the Collaboration and License Agreement with Pfizer. In the first half of 2026 additions of €0.4 million were made in connection with the Pfizer Collaboration and License Agreement (December 31, 2025: €3.5 million).
Refund liabilities of €6.8 million (of which €6.8 million is non-current) (December 31, 2025 €6.7 million of which
€6.7 million was non-current) relate to the expected payment to GlaxoSmithKline (GSK) due to the termination of the strategic alliance agreements (SAA) in 2019.
The remaining amount of €1.2 million out of the total of €17.9 million relates to refund liabilities mainly due to statistical return provision and rebates as at June 30, 2026 (December 31, 2025: €1.8 million).